REVOLVING CREDIT NOTE

$5,000,000.00                                           Princeton, New Jersey
                                                        March 13, 1998

         The undersigned, BARRINGER TECHNOLOGIES INCORPORATED (the "Maker") hereby promises to pay to the order of FLEET BANK, N.A. (the "Payee") as and when due as set forth in the Loan Agreement (as hereinafter defined) the principal sum of Five Million Dollars ($5,000,000.00) or, if less, the aggregate principal amount (as shown by Payee's records, which shall constitute prima facie evidence thereof) of all advances (collectively, the "Advances") made by Payee under the Revolving Credit provided for in and made pursuant to Section
2.1 of the Revolving Credit Loan Agreement, dated the date hereof, between Maker and Payee (the "Loan Agreement"), which Advances shall be due and payable in full on or before the Revolving Credit Expiration Date, as defined in the Loan Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings given such terms in the Loan Agreement.

         The undersigned further promises to pay to the order of Payee interest on the unpaid principal amounts of the Advances from the respective dates on which the Advances are made until such principal amounts have been repaid in full, payable at the times and rates provided in the Loan Agreement.

         Maker hereby waives presentment, demand for payment, notice of dishonor or acceleration, protest and notice of protest, and any and all other notices or demands in connection with the delivery, acceptance, performance, default or enforcement of this Note except any notice expressly required in the Loan
Agreement. This is the Revolving Credit Note mentioned in, and is entitled to the benefits of, the Loan Agreement.

         IN WITNESS WHEREOF, Maker hereby executes this Note on the day and year first above written.

BARRINGER TECHNOLOGIES INCORPORATED


By: \S\ STANLEY BINDER
    ---------------------
    Name:   Stanley Binder
    Title:  President

Attest:  \S\ RICHARD S. ROSENFELD
         ------------------------
         Richard S. Rosenfeld
         Vice President Finance